Exhibit 99.1
Earnings Release

INVESTORS REAL ESTATE TRUST
ANNOUNCES
FINANCIAL AND OPERATING RESULTS
FOR THE QUARTER AND YEAR-TO-DATE ENDED OCTOBER 31, 2009

Minot, ND – December 10, 2009 – Investors Real Estate Trust (tickers: IRET and IRETP; exchange: NASDAQ Global Select Market) reported financial and operating results today for the quarter and year-to-date ended October 31, 2009.

During the three and six month periods ended October 31, 2009, IRET’s revenues remained flat and increased slightly, respectively, from the year-earlier periods.  Funds From Operations (FFO)1 decreased from the year-earlier periods overall and on a per share and unit basis.  Net income declined from the year-earlier periods, primarily attributable to increased vacancy in all segments and in particular our multi-family residential segment, impairment of real estate investment and an increase in depreciation, interest expense and real estate expenses in the three and six month periods ended October 31, 2009 compared to the three and six month periods ended October 31, 2008.

For the three month period ended October 31, 2009, as compared to the same period of the prior fiscal year:

•	Revenues were flat at $59.6 million.

•
FFO decreased to $14.6 million on approximately 87,162,000 weighted average shares and units outstanding, from $16.4 million on approximately 79,668,000 weighted average shares and units outstanding ($.16 per share and unit compared to $.21 share and unit).

•	Net Income Available to Common Shareholders, as computed under generally accepted accounting principles, was approximately $(308,000), compared to $1.9 million.

For the six month period ended October 31, 2009, as compared to the same period of the prior fiscal year:

•	Revenues increased to $120.4 million from $118.4 million.

•
FFO decreased to $31.1 million on approximately 85,184,000 weighted average shares and units outstanding, from $32.5 million on approximately 79,441,000 weighted average shares and units outstanding ($.36 per share and unit compared to $.41 per share and unit).

•	Net Income Available to Common Shareholders, as computed under generally accepted accounting principles, was approximately $1.1 million, compared to $3.7 million.

Total expenses increased by $2.8 million, or 4.9%, in the three months ended October 31, 2009 compared to the three months ended October 31, 2008, from $56.7 million to $59.5 million. Total expenses increased by $5.0 million, or 4.4%, from $112.9 million to $117.9 million, for the six months period ended October 31, 2009 compared to the same period of the prior fiscal year.
______________________________
1
The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as net income (computed in accordance with generally accepted accounting principles), excluding gains/losses from sales of property plus real estate depreciation and amortization.  FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results. See table below for a reconciliation of Net Income to FFO.

i

Operating Results

Net Operating Income (NOI)2 from stabilized properties3 decreased approximately 3.1%, or $1.1 million, during the three month period ended October 31, 2009, compared to the same period one year ago, and NOI from all properties decreased 1.4%, or $509,000.  NOI from stabilized properties decreased in all of our segments except commercial medical, which increased 0.1%. NOI from all properties decreased in all of our segments except commercial medical, which increased 1.9%. During the six month period ended October 31, 2009 compared to the same period one year ago, NOI from stabilized properties decreased in all of our segments except commercial office and medical, which increased 1.2% and 3.9%, respectively. NOI from all properties increased in all of our segments except multi-family residential and commercial retail which decreased 1.9% and 2.9% respectively.

Economic occupancy4 levels on a stabilized property basis and all property basis decreased in all of our five reportable segments during the three and six months ended October 31, 2009, compared to the three and six months ended October 31, 2008.  Economic occupancy rates on a stabilized property and all-property basis for the three and six months ended October 31, 2009, as compared to the three and six months ended October 31, 2008, were as follows:

Economic Occupancy Levels on a Stabilized Property and All Property Basis:

Segments	Stabilized Properties(a)		All Properties
	2nd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
	Fiscal 2010	Fiscal 2009	Fiscal 2010	Fiscal 2009
Multi-Family Residential	91.7%	95.0%	91.5%	94.9%
Commercial Office	88.4%	88.7%	87.4%	88.8%
Commercial Medical	93.5%	96.2%	93.7%	95.6%
Commercial Industrial	87.4%	97.3%	88.1%	97.3%
Commercial Retail	87.1%	88.8%	87.1%	88.8%

Segments	Stabilized Properties(a)		All Properties
	1st Six Months of	1st Six Months of	1st Six Months of	1st Six Months of
	Fiscal 2010	Fiscal 2009	Fiscal 2010	Fiscal 2009
Multi-Family Residential	91.4%	93.7%	91.3%	93.6%
Commercial Office	88.4%	88.9%	87.6%	88.9%
Commercial Medical	93.8%	96.3%	93.6%	96.1%
Commercial Industrial	88.6%	97.0%	89.1%	97.0%
Commercial Retail	86.3%	87.7%	86.3%	87.7%

a.	For Three and Six Months Ended October 31, 2009, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND; Thomasbrook Apartments, Lincoln, NE; Evergreen Apartments, Isanti, MN; 401 South Main, Minot, ND and IRET Corporate Plaza, Minot, ND.
Total number of units, 433. Occupancy % for the three and six months ended October 31, 2009, 88.7% and 89.9% , respectively.

Commercial Office -
Bismarck 715 E Broadway, Bismarck, ND; 401 South Main, Minot, ND; IRET Corporate Plaza, Minot, ND, 12 South Main Street, Minot, ND and Minot 2505 16th St SW, Minot, ND.
Total square footage, 97,986. Occupancy % for the three and six months ended October 31, 6.4% and 11.9% , respectively.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three and six months ended October 31, 2009, 100.0% and 85.9% , respectively.

Commercial Industrial -
Minnetonka 13600 County Road 62, Minnetonka, MN and Clive 2075 NW 94th St., Clive, IA.
Total square footage, 112,494. Occupancy % for the three and six months ended October 31, 2009, 100% and 100.0% , respectively.

 For Three and Six Months ended October 31, 2008, stabilized properties excluded:

Multi-Family Residential -
Minot 4th Street Apartments, Minot, ND; Minot 11th Street Apartments, Minot, ND; Minot Fairmont Apartments, Minot, ND; Minot Westridge Apartments, Minot, ND, Thomasbrook Apartments, Lincoln, NE and Evergreen Apartments, Isanti, MN.
Total number of units, 328. Occupancy % for the three and six months ended October 31, 2008, 93.8% and 89.5%, respectively.

Commercial Office -	401 South Main, Minot, ND and Bismarck 715 E Broadway, Bismarck, ND. Total square footage, 30,943. Occupancy % for the three and six months ended October 31, 2008, 100.0% and 100.0%, respectively.

Commercial Medical -	2828 Chicago Avenue, Minneapolis, MN. Total square footage, 56,239. Occupancy % for the three and six months ended October 31, 2008, 66.0% and 66.7%, respectively.

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2
We measure the performance of our segments based on NOI, which we define as total revenues less property operating expenses and real estate taxes.  We believe that NOI is an important supplemental measure of operating performance for a real estate investment trust’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance. See tables below for a reconciliation of NOI to the condensed consolidated financial statements.

3
Stabilized properties are those properties owned for the entirety of both periods being compared.  While results presented on a stabilized property basis are not determined in accordance with GAAP, management believes that measuring performance on a stabilized property basis is useful to investors and to management because it enables evaluation of how the Company’s properties are performing year over year.

4
Economic occupancy represents actual rental revenues recognized for the period indicated as a percentage of scheduled rental revenues for the period.  Percentage rents, tenant concessions, straightline adjustments and expense reimbursements are not considered in computing either actual revenues or scheduled rent revenues.

Acquisitions and Development Projects Placed in Service

During the second quarter of fiscal year 2010, IRET acquired two properties: an approximately 42,180 square foot showroom/warehouse property located in a western suburb of Des Moines, Iowa, triple-net leased to a single tenant, for which we paid a total of approximately $3.4 million, a portion of which was paid in UPREIT Units valued at a total of approximately $2.9 million, or $10.25 per Unit, with the remainder paid in cash; and an approximately 15,000 square foot, 2-story office building on 1.5 acres located near our corporate headquarters building in Minot, North Dakota, for a total of $2.4 million, a portion of which we paid in UPREIT Units valued at a total of approximately $90,000, with the remainder paid in cash. IRET had no development projects placed in service or dispositions during the second quarter of fiscal year 2010.

During the first quarter of fiscal year 2010, IRET had no acquisitions, development projects placed in service, or dispositions.

Shareholder Equity, Distributions and Capital Structure

In April 2009, IRET and IRET Properties entered into a continuous equity offering program sales agreement with Robert W. Baird & Co. Incorporated (Baird).  Pursuant to the Sales Agreement, IRET may offer and sell its common shares of beneficial interest, no par value, having an aggregate gross sales price of up to $50 million, from time to time through Baird as IRET's sales agent.  IRET has no obligation to sell any common shares under the program, and Baird is not required to sell any specific number or dollar amount of common shares, but has agreed to use its commercially reasonable efforts to sell the common shares as directed by IRET. IRET sold no shares under this program during the second quarter of fiscal year 2010.

During the second quarter of fiscal year 2010, IRET completed a public offering of 9,200,000 common shares of beneficial interest at $8.25 per share (before underwriting discounts and offering expenses). Proceeds to the Company were approximately $72 million, after deducting underwriting discounts but before deducting offering expenses.

On October 1, 2009, IRET paid a quarterly distribution of $0.1710 per share and unit on its common shares and limited partnership units of IRET Properties.  This was IRET’s 154th consecutive distribution at equal or increasing rates.  IRET also paid, on September 30, 2009, a quarterly distribution of $0.5156 per share on its Series A preferred shares.

As of October 31, 2009, IRET had a total capitalization of $1.9 billion.  Total capitalization is defined as the market value (closing price at end of period) of the Company’s outstanding common shares and the imputed market value of the outstanding limited partnership units of IRET Properties (which are convertible, at the expiration of a specified holding period, into cash or, at the Company’s sole discretion, into common shares of the Company on a one-to-one basis), plus the book value of the Company’s preferred shares and the outstanding principal balance of the consolidated debt of the Company.

Conference Call Information

The Conference Call for 2nd Quarter Earnings is scheduled for Friday, December 11, 2009 at 9:00 A.M. Central Standard Time.  The call will be limited to one hour, including questions and answers.  Conference call access information is as follows:

USA Toll Free Number: 1-800-860-2442

International Toll Free Number: 1-412-858-4600

A webcast and transcript of the call will be archived on the “Investors Presentations & Events” page of IRET’s website, http://www.iret.com, for one year.  Questions regarding the conference call should be directed to IRET Investor Relations at msaari@iret.com.

About IRET

IRET is a self-administered, equity real estate investment trust investing in income-producing properties located primarily in the upper Midwest.  IRET owns a diversified portfolio of properties consisting of 77 multi-family residential properties with 9,669 apartment units; and 68 office properties, 49 medical properties (including senior housing), 19 industrial properties and 33 retail properties with a total of approximately 11.8 million square feet of leasable space.  IRET’s distributions have increased every year for 39 consecutive years.  IRET common and preferred shares are publicly traded on the NASDAQ Global Select Market (symbols:  IRET and IRETP).  IRET’s press releases and supplemental information are available on the Company website at www.iret.com or by contacting Investor Relations at 701-837-4738.

Certain statements in this earnings release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2009 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
	(in thousands, except share data)
	October 31, 2009	April 30, 2009
ASSETS
Real estate investments
Property owned	$1,749,489	$1,729,585
Less accumulated depreciation	(286,555)	(262,871)
	1,462,934	1,466,714
Unimproved land	5,966	5,701
Mortgage loans receivable, net of allowance of $3 and $3, respectively	159	160
Total real estate investments	1,469,059	1,472,575
Other assets
Cash and cash equivalents	102,732	33,244
Marketable securities – available-for-sale	420	420
Receivable arising from straight-lining of rents, net of allowance of $873 and $842, respectively	16,588	16,012
Accounts receivable, net of allowance of $367 and $286, respectively	4,830	2,738
Real estate deposits	635	88
Prepaid and other assets	2,750	1,051
Intangible assets, net of accumulated amortization of $49,449 and $44,887, respectively	48,118	52,173
Tax, insurance, and other escrow	6,661	7,261
Property and equipment, net of accumulated depreciation of $1,109 and $957, respectively	1,450	1,015
Goodwill	1,392	1,392
Deferred charges and leasing costs, net of accumulated amortization of $12,243 and $11,010, respectively	17,273	17,122
TOTAL ASSETS	$1,671,908	$1,605,091

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$29,760	$32,773
Revolving lines of credit	6,594	5,500
Mortgages payable	1,060,131	1,070,158
Other	1,421	1,516
TOTAL LIABILITIES	1,097,906	1,109,947

COMMITMENTS AND CONTINGENCIES
REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	1,943	1,737
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest (Cumulative redeemable preferred shares, no par value, 1,150,000 shares issued and outstanding at October 31, 2009 and April 30, 2009, aggregate liquidation preference of $28,750,000)	27,317	27,317
Common Shares of Beneficial Interest (Unlimited authorization, no par value, 73,502,152 shares issued and outstanding at October 31, 2009, and 60,304,154 shares issued and outstanding at April 30, 2009)	566,395	461,648
Accumulated distributions in excess of net income	(176,580)	(155,956)
Total Investors Real Estate Trust shareholders’ equity	417,132	333,009
Noncontrolling interests – Operating Partnership (20,962,061 units at October 31, 2009 and 20,838,197 units at April 30, 2009)	143,260	148,199
Noncontrolling interests – consolidated real estate entities	11,667	12,199
Total equity	572,059	493,407
TOTAL LIABILITIES AND EQUITY	$1,671,908	$1,605,091

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
for the three and six months ended October 31, 2009 and 2008

	Three Months Ended October 31		Six Months Ended October 31
	(in thousands, except per share data)
	2009	2008	2009	2008
REVENUE
Real estate rentals	$48,592	$48,857	$97,622	$96,514
Tenant reimbursement	11,004	10,716	22,795	21,905
TOTAL REVENUE	59,596	59,573	120,417	118,419
EXPENSES
Interest	17,200	17,078	34,601	33,966
Depreciation/amortization related to real estate investments	14,432	13,480	28,500	26,798
Utilities	4,379	4,607	8,546	9,041
Maintenance	6,616	6,585	13,823	13,584
Real estate taxes	7,924	7,487	15,895	14,857
Insurance	955	754	1,928	1,504
Property management expenses	4,611	4,520	8,709	8,771
Administrative expenses	1,365	1,125	2,721	2,356
Advisory and trustee services	133	114	264	214
Other expenses	498	482	932	844
Amortization related to non-real estate investments	549	479	1,124	928
Impairment of real estate investments	860	0	860	0
TOTAL EXPENSES	59,522	56,711	117,903	112,863
Interest income	62	210	128	433
Other income	64	78	127	103
Income before gain on sale of other investments	200	3,150	2,769	6,092
Gain on sale of other investments	0	54	0	54
NET INCOME	200	3,204	2,769	6,146
Net loss (income) attributable to noncontrolling interests – Operating Partnership	59	(700)	(420)	(1,347)
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	26	19	(47)	82
Net income attributable to Investors Real Estate Trust	285	2,523	2,302	4,881
Dividends to preferred shareholders	(593)	(593)	(1,186)	(1,186)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(308)	$1,930	$1,116	$3,695
NET INCOME PER COMMON SHARE – BASIC AND DILUTED	$.00	$.03	$.02	$.06

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INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO
INVESTORS REAL ESTATE TRUST TO FUNDS FROM OPERATIONS
for the three and six months ended October 31, 2009 and 2008

	(in thousands, except per share amounts)
Three Months Ended October 31,	2009			2008
	Amount	Weighted Avg Shares and Units(2)	Per Share and Unit(3)	Amount	Weighted Avg Shares and Units(2)	Per Share and Unit(3)

Net income attributable to Investors Real Estate Trust	$285			$2,523
Less dividends to preferred shareholders	(593)			(593)
Net income available to common shareholders	(308)	66,160	$.00	1,930	58,374	$.03
Adjustments:
Noncontrolling interest – Operating Partnership	(59)	21,002		700	21,294
Depreciation and amortization(1)	14,926			13,840
Gain on depreciable property	0			(54)
Funds from operations applicable to common shares and Units	$14,559	87,162	$.16	$16,416	79,668	$.21

	(in thousands, except per share amounts)
Six Months Ended October 31,	2009			2008
	Amount	Weighted Avg Shares and Units(2)	Per Share and Unit(3)	Amount	Weighted Avg Shares and Units(2)	Per Share and Unit(3)

Net income attributable to Investors Real Estate Trust	$2,302			$4,881
Less dividends to preferred shareholders	(1,186)			(1,186)
Net income available to common shareholders	1,116	64,276	$.02	3,695	58,145	$.06
Adjustments:
Noncontrolling interest – Operating Partnership	420	20,908		1,347	21,296
Depreciation and amortization(4)	29,525			27,481
Gain on depreciable property sales	0			(54)
Funds from operations applicable to common shares and Units(5)	$31,061	85,184	$.36	$32,469	79,441	$.41

(1)
Real estate depreciation and amortization consists of the sum of depreciation/amortization related to real estate investments and amortization related to non-real estate investments from the Condensed Consolidated Statements of Operations, totaling $14,981 and $13,959, less corporate-related depreciation and amortization on office equipment and other assets of $55 and $119, for the three months ended October 31, 2009 and 2008, respectively.

(2)	UPREIT Units of the Operating Partnership are exchangeable for common shares of beneficial interest on a one-for-one basis.
(3)	Net income attributable to Investors Real Estate Trust is calculated on a per share basis. FFO is calculated on a per share and unit basis.
(4)
Real estate depreciation and amortization consists of the sum of depreciation/amortization related to real estate investments and amortization related to non-real estate investments from the Condensed Consolidated Statements of Operations, totaling $29,624 and $27,726, less corporate-related depreciation and amortization on office equipment and other assets of $99 and $245, for the six months ended October 31, 2009 and 2008, respectively.

(5)
In accordance with SEC and NAREIT guidance, IRET does not exclude impairment write-downs from FFO (that is, impairment charges are not added back to GAAP net income in calculating FFO).  IRET recorded impairment charges of $860 for the three and six month periods ended October 31, 2009.  If these impairment charges are excluded from the Company’s calculation of FFO, the Company’s FFO per share and unit would increase by $.02 and $.01 respectively for the three and six month periods ended October 31, 2009, to $.18 and $.37, respectively.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES

RECONCILATION OF NET OPERATING INCOME TO THE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
for the three and six months ended October 31, 2009 and 2008

	(in thousands)
Three Months Ended October 31, 2009	Multi-Family Residential	Commercial- Office	Commercial- Medical	Commercial- Industrial	Commercial- Retail	Total

Real estate revenue	$19,256	$20,483	$13,231	$3,339	$3,287	$59,596
Real estate expenses	9,139	9,086	3,961	1,202	1,097	24,485
Net operating income	$10,117	$11,397	$9,270	$2,137	$2,190	35,111
Interest						(17,200)
Depreciation/amortization						(14,981)
Administrative, advisory and trustee fees						(1,498)
Other expenses						(498)
Impairment of real estate investment						(860)
Other income						126
Net income						$200

	(in thousands)
Three Months Ended October 31, 2008	Multi-Family Residential	Commercial- Office	Commercial- Medical	Commercial- Industrial	Commercial- Retail	Total

Real estate revenue	$19,402	$20,723	$12,960	$2,975	$3,513	$59,573
Real estate expenses	8,929	9,203	3,863	802	1,156	23,953
Net operating income	$10,473	$11,520	$9,097	$2,173	$2,357	35,620
Interest						(17,078)
Depreciation/amortization						(13,959)
Administrative, advisory and trustee fees						(1,239)
Other expenses						(482)
Other income						288
Gain on sale of other investments						54
Net income						$3,204

	(in thousands)
Six Months Ended October 31, 2009	Multi-Family Residential	Commercial- Office	Commercial- Medical	Commercial- Industrial	Commercial- Retail	Total

Real estate revenue	$38,339	$41,649	$26,949	$6,734	$6,746	$120,417
Real estate expenses	18,373	18,533	7,654	2,153	2,188	48,901
Net operating income	$19,966	$23,116	$19,295	$4,581	$4,558	71,516
Interest						(34,601)
Depreciation/amortization						(29,624)
Administrative, advisory and trustee fees						(2,985)
Other expenses						(932)
Impairment of real estate investment						(860)
Other income						255
Net income						$2,769

	(in thousands)
Six Months Ended October 31, 2008	Multi-Family Residential	Commercial- Office	Commercial- Medical	Commercial- Industrial	Commercial- Retail	Total

Real estate revenue	$38,003	$41,529	$25,825	$6,071	$6,991	$118,419
Real estate expenses	17,654	18,647	7,625	1,535	2,296	47,757
Net operating income	$20,349	$22,882	$18,200	$4,536	$4,695	70,662
Interest						(33,966)
Depreciation/amortization						(27,726)
Administrative, advisory and trustee fees						(2,570)
Other expenses						(844)
Other income						536
Gain on sale of other investments						54
Net income						$6,146